                                                                    EXHIBIT 99.2

For further information, please contact ABM's Senior Vice
President & Chief Financial Officer, George B. Sundby, at 415/733-4000 (or e-mail gsundby@abm.com).


            ABM INDUSTRIES ANNOUNCES SECOND QUARTER FINANCIAL RESULTS


SAN FRANCISCO, June 10, 2003 -- ABM Industries Incorporated (NYSE:ABM) today reported net income for the quarter ended April 30, 2003 of $9.9 million ($0.20 per diluted share) compared to $14.0 million ($0.27 per diluted share) reported for the second quarter of fiscal 2002. Revenues for the second quarter of 2003 were $589.8 million, up 11% from $530.2 million in the second quarter of 2002. The quarter ended April 30, 2002 included a $4.3 million ($2.7 million after tax, $.05 per diluted share) gain from the receipt of an initial payment from the World Trade Center insurance claim. Included in the quarter ended April 30, 2003 were revenues and operating profits generated by ABM Lakeside Building Maintenance, which ABM acquired in July 2002, and the Company's acquisition of Horizon's self-performed janitorial operations in January 2003.

      Net income for the six months ended April 30, 2003 was $14.2 million ($0.29 per diluted share) compared to $22.0 million ($0.43 per diluted share) reported for the first half of fiscal 2002. Revenues for the first half of 2003 were $1,170.5 million, up 11% from $1,057.7 million in the first half of 2002.

      "Given the tough economic environment, our second quarter performance was solid," said Henrik C. Slipsager, ABM's President and Chief Executive Officer. "High vacancies in office buildings, the downturn in travel related to SARS and the Iraqi war, and customers' continued tightening of budgets that reduced higher margin capital project work and extra services, all made a difference in our results today," said Slipsager.

      "We are pleased that the changes we implemented to improve the performance of both our Lighting and Janitorial Northeast Region, which had disappointing first quarters, are showing positive returns. Furthermore, the integration of Horizon's self-performed janitorial acquisition is on schedule and we are very excited about the recently completed acquisition of the southern California operations of Valet Parking Service," said Slipsager. "Despite this progress, we anticipate that the difficult economic environment will continue for the remainder of 2003. We expect 2003 diluted earnings per share to be approximately $0.85 per share. We are fundamentally well-positioned for internal growth when the economy improves," he added.

      Wednesday morning, June 11, at 6:00 a.m. (Pacific Standard Time), ABM will host a live webcast of remarks by President & Chief Executive Officer Henrik C. Slipsager and Senior Vice President & Chief Financial Officer George B. Sundby, who will also answer questions from a panel of financial analysts who will join Slipsager and Sundby on the conference call. The webcast will be accessible at www.irconnect.com/primecast/03/q2/abm_2q2003.mhtml by clicking on ABM at that site. Listeners are requested to be online at least fifteen minutes early to register, as well as to download and install any complimentary audio software that might be required. The webcast will be archived at this URL for the next year. In addition to the webcast, a limited number of toll-free telephone lines will be available for listeners who are among the first to call 877/440-9648 within fifteen minutes before the event. Telephonic replays will be accessible for 48 hours beginning two hours after the call ends by dialing 800/642-1687, and then entering ID #923689.

      ABM Industries Incorporated is one of the largest facility services contractor listed on the New York Stock Exchange. With fiscal 2002 revenues in excess of $2.1 billion and more than 62,000 employees, ABM provides janitorial, parking, engineering, security, lighting, elevator, mechanical and network services for thousands of commercial, industrial, institutional and retail facilities in hundreds of cities across North America. The ABM Family of Services includes ABM Janitorial, Ampco System Parking, ABM Engineering, American Commercial Security (ACSS), Amtech Lighting, Amtech Elevator, CommAir Mechanical and ABM Service Network.

SAFE HARBOR STATEMENT

      Cautionary Safe Harbor Disclosure for Forward Looking Statements under the Private Securities Litigation Reform Act of 1995: Because of the factors set forth below, as well as other variables affecting the Company's operating results, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods. The statements contained herein which are not historical facts are forward-looking statements that are subject to meaningful risks and uncertainties, including but not limited to: (1) significant decreases in commercial real estate occupancy, resulting in reduced demand and pricing pressures on building maintenance and other facility services in the Company's major markets, (2) inability to pass through cost increases in a timely manner, or at all, or to reduce expenses when sales decline, (3) loss or bankruptcy of one or more of the Company's major customers, which could adversely affect the Company's ability to collect its accounts receivable or recover its deferred costs as well as having an adverse impact on future revenue, (4) major collective bargaining issues that may cause loss of revenues or cost increases that non-union competitors can use to their advantage in gaining market share, (5) significant shortfalls in adding additional customers in existing and new territories and markets, (6) inability to successfully integrate acquisitions into the Company, (7) a protracted slowdown in the Company's acquisition activities,
(8) legislation or other governmental action that severely impacts one or more of the Company's lines of business, such as price controls that could restrict price increases, or the unrecovered cost of any universal employer-paid health insurance, as well as government investigations that adversely affect the Company, (9) reduction or revocation of the Company's line of credit, which would increase interest expense or the cost of capital, (10) cancellation or nonrenewal of the Company's primary insurance policies, as many customers contract out services based on the contractor's ability to provide adequate insurance coverage and limits, (11) catastrophic uninsured or underinsured claims against the Company, the inability of the Company's insurance carriers to pay otherwise insured claims, or inadequacy in the Company's reserve for self-insured claims, (12) inability to employ entry level personnel at competitive wage rates due to labor shortages, (13) resignation, termination, death or disability of one or more of the Company's key executives, which could adversely affect customer retention and day-to-day management of the Company, and (14) other material factors that are disclosed from time to time in the Company's public filings with the United States Securities and Exchange Commission, such as reports on Forms 8-K, 10-Q and 10-K.

BALANCE SHEET SUMMARY (UNAUDITED)

                                                 APRIL 30,          APRIL 30,     INCREASE
                                                  2003               2002        (DECREASE)
                                                  ----               ----        ----------
ASSETS

Current assets                                 $441,020,000     $444,112,000     -0.7%
Goodwill                                        185,540,000      124,465,000     49.1%
All other assets                                103,330,000       99,529,000      3.8%
Total assets                                   $729,890,000     $668,106,000      9.2%

LIABILITIES

Current liabilities                            $246,796,000     $213,272,000     15.7%
Other non-current liabilities                    92,626,000       86,111,000      7.6%
Total liabilities                              $339,422,000     $299,383,000     13.4%

STOCKHOLDERS' EQUITY                           $390,468,000     $368,723,000      5.9%

Total liabilities and stockholders' equity     $729,890,000     $668,106,000      9.2%


SELECTED CASH FLOW INFORMATION (UNAUDITED)

                                               THREE MONTHS ENDED APRIL 30,      INCREASE
                                                  2003             2002         (DECREASE)
                                                  ----             ----         ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES     $  5,429,000      $ 27,850,000      -80.5%
NET CASH USED IN INVESTING ACTIVITIES         $ (4,511,000)     $ (9,122,000)     -50.5%

Common stock issued                           $  3,115,000      $  5,753,000      -45.9%
Stock buyback                                           --       (16,670,000)         --
Dividends paid                                  (4,670,000)       (4,463,000)        4.6%
Net debt payments                                       --          (942,000)         --
Decrease in bank overdraft                              --        (7,299,000)         --
NET CASH USED IN FINANCING ACTIVITIES         $ (1,555,000)     $(23,621,000)     -93.4%

                                               SIX MONTHS ENDED APRIL 30,        INCREASE
                                                  2003               2002       (DECREASE)
                                                  ----               ----       ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES     $ 23,243,000      $ 40,311,000      -42.3%
NET CASH USED IN INVESTING ACTIVITIES         $(21,222,000)     $(14,698,000)       44.4%

Common stock issued                           $  7,674,000      $  9,740,000      -21.2%
Stock buyback                                   (9,297,000)      (16,670,000)     -44.2%
Dividends paid                                  (9,310,000)       (8,878,000)        4.9%
Net debt payments                                       --       (11,819,000)         --
Increase in bank overdraft                              --         1,687,000          --

NET CASH USED IN FINANCING ACTIVITIES         $(10,933,000)     $(25,940,000)     -57.9%

SUMMARY INCOME STATEMENT (UNAUDITED)

                                                 THREE MONTHS ENDED APRIL 30,      INCREASE
                                                    2003               2002       (DECREASE)
                                                    ----               ----       ----------
Sales and other income                           $589,829,000     $525,850,000     12.2%
Gain on insurance claim                                    --        4,300,000       --
                                                 ------------     ------------
Total revenues                                    589,829,000      530,150,000     11.3%

Operating expenses and cost of goods sold         526,613,000      468,563,000     12.4%
Selling, general and administrative expenses       47,460,000       38,791,000     22.3%
Interest expense                                      178,000          232,000     -23.3%

Income before income taxes                       $ 15,578,000     $ 22,564,000     -31.0%
Net income                                       $  9,892,000     $ 13,989,000     -29.3%

Net income per common share:
Basic                                            $       0.20     $       0.28     28.6%
Diluted                                          $       0.20     $       0.27     25.9%

Average common shares outstanding:
Basic                                              48,994,000       49,256,000     -0.5%
Diluted                                            49,877,000       51,494,000     -3.1%

                                                    SIX MONTHS ENDED APRIL 30,          INCREASE
                                                    2003                 2002          (DECREASE)
                                                    ----                 ----          ----------
Sales and other income                           $1,170,455,000     $1,053,402,000       11.1%
Gain on insurance claim                                      --          4,300,000         --
                                                 --------------     --------------
Total revenues                                    1,170,455,000      1,057,702,000       10.7%

Operating expenses and cost of goods sold         1,052,996,000        943,346,000       11.6%
Selling, general and administrative expenses         95,066,000         78,407,000       21.2%
Interest expense                                        303,000            497,000      -39.0%

Income before income taxes                       $   22,090,000     $   35,452,000      -37.7%

Net income                                       $   14,230,000     $   21,980,000      -35.3%

Net income per common share:
Basic                                            $         0.29     $         0.45      -35.6%
Diluted                                          $         0.29     $         0.43      -32.6%

Average common shares outstanding:
Basic                                                49,023,000         49,110,000       -0.2%
Diluted                                              49,925,000         51,086,000       -2.3%

SALES AND OPERATING PROFIT BY SEGMENT (UNAUDITED)

                                      THREE MONTHS ENDED APRIL 30,        INCREASE
                                        2003                2002         (DECREASE)
                                        ----                ----         ----------
SALES AND OTHER INCOME

    Janitorial                     $ 343,505,000      $ 284,229,000         20.9%
    Parking                           91,659,000         88,353,000          3.7%
    Engineering                       43,945,000         42,667,000          3.0%
    Security                          39,008,000         34,631,000         12.6%
    Lighting                          33,577,000         32,071,000          4.7%
    Elevator                          27,292,000         28,234,000         -3.3%
    Other                             10,741,000         15,532,000        -30.8%
    Corporate                            102,000            133,000        -23.3%
                                   -------------      -------------
                                   $ 589,829,000      $ 525,850,000         12.2%
OPERATING PROFIT

    Janitorial                     $  15,570,000      $  16,327,000         -4.6%
    Parking                            1,022,000          1,783,000        -42.7%
    Engineering                        2,586,000          2,339,000         10.6%
    Security                           1,160,000          1,065,000          8.9%
    Lighting                           1,813,000          2,095,000        -13.5%
    Elevator                           1,043,000            608,000         71.5%
    Other                                 70,000             74,000         -5.4%
    Corporate expenses                (7,508,000)        (5,795,000)        29.6%
                                   -------------      -------------
          OPERATING PROFIT            15,756,000         18,496,000        -14.8%

    Gain on insurance claim                   --          4,300,000           --
    Interest expense                    (178,000)          (232,000)       -23.3%
                                   -------------      -------------
    Income before income taxes     $  15,578,000      $  22,564,000        -31.0%



                                          SIX MONTHS ENDED APRIL 30,            INCREASE
                                          2003                  2002           (DECREASE)
                                          ----                  ----           ----------
SALES AND OTHER INCOME

    Janitorial                     $   674,357,000      $   571,029,000          18.1%
    Parking                            186,074,000          177,839,000           4.6%
    Engineering                         89,572,000           86,337,000           3.7%
    Security                            76,797,000           66,794,000          15.0%
    Lighting                            66,723,000           64,638,000           3.2%
    Elevator                            55,474,000           54,727,000           1.4%
    Other                               21,225,000           31,688,000         -33.0%
    Corporate                              233,000              350,000         -33.4%
                                   ---------------      ---------------
                                   $ 1,170,455,000      $ 1,053,402,000          11.1%
OPERATING PROFIT

    Janitorial                     $    23,377,000      $    27,170,000         -14.0%
    Parking                              1,612,000            2,831,000         -43.1%
    Engineering                          4,616,000            4,660,000          -0.9%
    Security                             2,502,000            2,260,000          10.7%
    Lighting                             2,493,000            4,004,000         -37.7%
    Elevator                             1,994,000            1,524,000          30.8%
    Other                                  (53,000)             772,000        -106.9%
    Corporate expenses                 (14,148,000)         (11,572,000)         22.3%
                                   ---------------      ---------------
          OPERATING PROFIT              22,393,000           31,649,000         -29.2%

    Gain on insurance claim                     --            4,300,000            --
    Interest expense                      (303,000)            (497,000)        -39.0%
                                   ---------------      ---------------
    Income before income taxes     $    22,090,000      $    35,452,000         -37.7%